                                                                    EXHIBIT 10.2
                                                                    ------------

              AMENDMENT NUMBER 2 TO THE SERIES 1999-1 SUPPLEMENT

        Amendment Number 2, dated as of May 17, 2001 (this "Amendment") to the Series 1991-1 Supplement, dated as of May 7, 1999, as amended and restated as of August 20, 1999 and as amended by Amendment Number 1, dated as of October 2, 2000 (as amended, the "Supplement"), by and among CSI Funding, Inc. ("CSI"), CompuCom Systems, Inc. ("CompuCom"), PNC Bank, National Association, Market Street Funding Corporation and Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association) (the "Trustee").

        WHEREAS, the Supplement supplements the Pooling and Servicing Agreement, dated as of May 7, 1999, as amended and restated as of August 20, 1999 (as amended, the "Agreement"), by and among CSI, CompuCom and the Trustee; and

        WHEREAS, all of the parties to the Supplement desire to make the amendments to the Supplement set forth below;

        In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Series 1999-1 Certificateholders and the other parties to the Supplement:

                                   ARTICLE I

                                  Definitions
                                  -----------

        SECTION 1.01. Cross Reference to Definitions in Agreement. Capitalized
                      -------------------------------------------
terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Supplement or the Agreement, as applicable.

                                  ARTICLE II

                         Amendments to the Supplement
                         ----------------------------

        SECTION 2.01. Section 1.6(a) of the Supplement which modifies and restates Section 4.07(c)(i) of the Agreement is hereby modified as follows:

        "and (y)" shall be replaced with "(y)" and the following shall be added after clause (y): "and (z) the funds available for distribution pursuant to the Principal Collection Sub-subaccount of any Series available according to the terms of such Series for application pursuant to this section."

            SECTION 2.02. Section 1.6(b) of the Supplemental is hereby modified by replacing "pursuant to" with "in the manner set forth in".


                                  ARTICLE III

                                 Miscellaneous
                                 -------------

            SECTION 3.01. Counterparts. This Amendment may be executed in two or
                          ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

            SECTION 3.02. Headings. The headings herein are for purposes of
                          --------
reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

            SECTION 3.03. Supplement in Full Force and Effect as Amended. Except
                          ----------------------------------------------
as specifically amended or waived hereby, all of the terms and conditions of the Supplement shall remain in full force and effect. All references to the Supplement in any other document or instrument shall be deemed to mean such Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Supplement, but shall constitute and amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Supplement, as amended by this Amendment, as though the terms and obligations of the Supplement were set forth herein.

            SECTION 3.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
                          -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                        COMPUCOM SYSTEMS, INC.


                                        By: /s/ M. Lazane Smith
                                            -------------------------
                                            Name:  M. LAZANE SMITH
                                            Title: SVP-CFO




                                        CSI FUNDING INC.


                                        By: /s/ Daniel Celoni
                                            -------------------------
                                            Name:  DANIEL CELONI
                                            Title: TREASURER

                                        WELLS FARGO BANK MINNESOTA
                                        NATIONAL ASSOCIATION, as trustee


                                        By: /s/ CORINE TWIN
                                            -----------------------------
                                            Name:  Corine Twin
                                            Title: Corporate Trust Officer

                                   Consented to by 100% of the Series 1999-1
                                   Certificateholders:


                                   MARKET STREET FUNDING CORPORATION

                                   By: /s/ DOUGLAS K. JOHNSON
                                       -------------------------------------
                                       Name:  Douglas K. Johnson
                                       Title: President

                                        Consented to by:

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ JOHN T. SMATHERS
                                            -----------------------------
                                            Name:  John T. Smathers
                                            Title: Vice President